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                                                                    EXHIBIT 23.4


  INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 1 to Registration Statement No. 333-51751 of Prolong International Corporation on Form S-4 of our report dated March 4, 1998 appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

  /s/ Deloitte + Touche LLP
  Deloitte & Touche LLP
  Costa Mesa, California
  July 6, 1998